Exhibit 99.1

SinoCoking Announces Effective Date

for Name and Stock Ticker Symbol Change

PINGDINGSHAN, China – July 27, 2015 - SinoCoking Coal and Coke Chemical Industries, Inc. (Nasdaq: SCOK), a vertically integrated producer of clean energy products located in Henan Province, today announced that the effective date for the previously announced change of the Company's name to "Hongli Clean Energy Technologies Corp." will be July 28, 2015. The Company's common stock will begin trading on NASDAQ under its new name and the new trading symbol "CETC" effective as of the market open on July 28, 2015.

The Company's common stock has been assigned a new CUSIP number of 438586109 in connection with the name change. Outstanding stock certificates will not be affected by the name change and will not need to be exchanged.

All stock trading, filings and market-related information will be reported under the new corporate name and trading symbol.

For additional information on SinoCoking, please go to http://scokchina.com or refer to the company’s periodic reports filed with the Securities and Exchange Commission (http://www.scokchina.com/sec-filings.html). Investors wishing to receive SinoCoking’s corporate communications as they become available may go to the company’s Investor Relations site (http://www.scokchina.com/corporate-overview.html) and register under Email Alerts.

Also, investors may submit questions directly to Mr. Lv and his staff to receive non-confidential information about the company’s operations and products at the company’s “Ask Management” blog (http://www.scokchina.com/ask-management.html).

About SinoCoking

SinoCoking Coal and Coke Chemical Industries, Inc. (www.scokchina.com), a Florida corporation, is an emerging producer of clean energy products located in Pingdingshan, Henan Province, China. The company has historically been a vertically-integrated coal and coke processor of basic and value-added coal products for steel manufacturers, power generators, and various industrial users. SinoCoking has been producing metallurgical coke since 2002, and acts as a key supplier to regional steel producers in central China. SinoCoking also produces and supplies thermal coal to its customers in central China. SinoCoking currently owns its assets and conducts its operations through its subsidiaries, Top Favour Limited and Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd., and its affiliated companies, Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd., Baofeng Coking Factory, Baofeng Hongchang Coal Co., Ltd., Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd., Zhonghong Energy Investment Company, Henan Hongyuan Coal Seam Gas Engineering Technology Co., Ltd., Baofeng Shuangri Coal Mining Co., Ltd., and Baofeng Xingsheng Coal Mining Co., Ltd.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and business strategy. The words or phrases “plans,” “would be,” “will allow,” “intends to,” “may result,” “are expected to,” “will continue,” “anticipates,” “expects,” “estimate,” “project,” “indicate,” “could,” “potentially,” “should,” “believe,” “think,” “considers” or similar expressions are intended to identify “forward-looking statements.” These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

Contact:

SinoCoking

Song Lv, Chief Financial Officer

+ 86-375-2882-999

lvsong@sinocoking.net

http://www.scokchina.com/

Investor Relations Counsel:

Jimmy Caplan, Asia IR-PR

+1-512-329-9505

jimmy@asia-irpr.com

http://asia-irpr.com/